Novel Therapeutics
for
CNS Diseases and Disorders

 Neil M. Kurtz, MD
President and Chief Executive Officer

Pacific Growth Equities Life Sciences Growth Conference
June 12, 2006

TorreyPines Therapeutics, Inc. – Axonyx Inc.

Merger Announcement

Safe Harbor

Statements in this presentation related to the business outlook and future performance of Axonyx and TorreyPines Therapeutics, the proposed merger, the development and commercialization of each company’s drug candidates, and expectations in connection with any future event, condition, performance or other matter are forward-looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995.  Such statements involve risks and uncertainties which may cause results to differ materially from those set forth in these statements, including risks relating to the proposed merger.  Additional economic, competitive, governmental, technological, marketing and other factors identified in Axonyx’s annual report on Form 10-K and other filings with the SEC could affect such results.

Where to Find Additional Information About the Merger

In connection with the Merger, Axonyx and TorreyPines Therapeutics intend to file relevant materials with the Securities and Exchange Commission (SEC), including a registration statement on Form S-4 that will contain a prospectus and a joint proxy statement.  Investors and security holders of Axonyx and TorreyPines Therapeutics are urged to read these materials when they become available because they will contain important information about Axonyx, TorreyPines Therapeutics and the merger.  The proxy statement, prospectus and other relevant materials (when they become available), and any other documents filed by Axonyx with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Axonyx by directing a written request to:  Axonyx, 500 Seventh Avenue, 10th Floor, New York, NY  10018, Attention:  Investor Relations. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

Axonyx and its executive officers and directors and TorreyPines and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Axonyx in connection with the merger.  Information about those executive officers and directors of Axonyx and their ownership of Axonyx’s common stock is set forth in Axonyx’s Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC.  Investors and security holders may obtain additional information regarding the direct and indirect interests of Axonyx and its executive officers and directors in the merger by reading the proxy statement and prospectus regarding the merger when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

At a Glance

Axonyx

Public company (NASDAQ: AXYX)

Franchise in Alzheimer’s disease

Three compounds in or about to enter the
clinic

Cash/equivalents at 3/31/06: $54M

TorreyPines Therapeutics

Private company

$70M raised to date from institutional
investors*

Investors: Alta Partners, GIMV, Advent
International, Johnson & Johnson, Novartis
Venture Fund, S.R. One Ltd., Eisai Co., Ltd.,
NIF Ventures, Sorrento Associates

Franchise in migraine, chronic pain and
Alzheimer’s disease (AD)

Five compounds in pipeline

Seasoned management; 45 FTEs

Cash/equivalents at 3/31/06: $27M

* Approx. $6.4M subject to closing in June

Key Terms of the Transaction

Definitive merger agreement announced on June 8, 2006

Tax-free stock for stock merger

Pro forma ownership of combined company

Approximately 58% TorreyPines Therapeutics shareholders

Approximately 42% Axonyx shareholders

TorreyPines preferred shareholders also receive warrants with an exercise price of $1.04, which, if fully exercised at closing, would increase the percentage of the combined company held by TorreyPines shareholders to approximately 62%

Relative percentages adjusted if either party out-licenses one or more product candidates prior to closing

Subject to customary and other closing conditions including
shareholder approval

Name of new entity: TorreyPines Therapeutics, Inc.

Anticipated NASDAQ ticker symbol: TPTX

Profile of Combined Company

Strategically focused on CNS diseases and disorders

Complementary pipelines yielding total of 8 product candidates

Two novel product candidates for migraine and chronic pain,
representing potentially earlier commercialization opportunity

Deep AD pipeline with 6 product candidates to potentially treat broad continuum of market

Discovery function, funded by collaborations with Eisai

Large market opportunities in migraine, chronic pain and AD

CNS development team with proven track record

Strong balance sheet setting the stage for continued growth and value-
creation

Creating a Premier CNS Biopharmaceutical Company

Combined Company Executive Team

MitoKor, PriceWaterhouse

CFO

Craig Johnson

Ingenix, Co-founder Worldwide
Clinical Trials, Boots, Bayer, BMS,
Merck

President & CEO

Neil Kurtz, MD

Purdue Pharma, Ingenix, Worldwide
Clinical Trials, Bayer, Wyeth (Ayerst)

COO

Evelyn Graham, MBA

Ingenix, Worldwide Clinical Trials,
Hoechst, Cephalon

CMO

Mike Murphy, MD, PhD

CSO

Title

SIBIA Neurosciences, UCI

Steve Wagner, PhD

Background

Name

Big Pharma Pedigrees Plus CRO Operational Expertise

Combined Company Pipeline

Preclinical

Phase I

Phase II

Phase III

Phenserine*
Acetylcholinesterase Inhibitor

Posiphen™*

Beta-amyloid Inhibitor

NGX267

M-1 Agonist

Alzheimer’s Disease Franchise

NGX292

M-1 Agonist

NGX555

g-Secretase Modulator

Discovery

Migraine, Chronic Pain Franchise

Tezampanel
AK Antagonist

NGX426
AK Antagonist

BNC (Bisnorcymserine)*

Butyrylcholinesterase Inhibitor

* Axonyx compounds

Pain Franchise: Tezampanel and NGX426

Novel and selective agents

Bind specifically to subset of glutamate
receptors located only in brain and spinal
cord

GluR1, GluR2, and GluR5 receptors key
transmitters in pain pathway

Unique pharmacology

Non-opioid

Non-vascular

Pain Transmission Pathway

AMPA/Kainate Antagonists

thalamus

cortex

dorsal root
ganglion

medulla

spinal cord

from
     periphery

Tezampanel

Lead compound, parenteral administration

Completed 2 Phase I and 5 Phase IIa studies

Total of 205 subjects exposed to tezampanel to date

Demonstrated safety and efficacy as treatment for migraine and neuropathic pain

Initial indication: migraine

Planning Phase IIb study in migraine

Tezampanel, IV Administration

Ketorolac

DB, PC

70

Post-operative
Dental Pain

Nociceptive*

Imitrex

DB, PC

45

Migraine

Migraine*

Neuropathic

Neuropathic

Neuropathic*

Model

NA

DB, PC
Three period X-over

25

Capsaicin
Provoked Pain

Ketamine
Lidocaine

       DB, PC
3x3 Latin Square X-over

12

Low Back Pain

Lidocaine

DB, PC

12

Spinal Cord
Injury

Control

Design

N =

Population

Five Positive Proof of Concept Studies

* Published Studies

*p< 0.05; **p< 0.01 (chi-square test); contrast vs placebo (Sang et al, Cephalalgia, 2004)

6

8

31

46

54

60

47

27

13

0

10

20

30

40

50

60

70

15

30

45

60

90

120

time (min) from start of infusion

Pl

1.2 mg/kg NGX424

6 mg sumatriptan

*

**

Pain Free at 2 Hours

Tezampanel IV Migraine Study

Statistically Significant:

Pain relief at 2 hours

Pain free at 2 hours

Sustained pain relief

Sustained pain free

Decreased incidence of

Nausea

Photophobia

Phonophobia

Statistically Significant Across All FDA Endpoints

Tezampanel IV Capsaicin Study

Positive Results in a Validated Model of Neuropathic Pain

DB, PC, 3 period X-over: PLA, MTD, 33% MTD in 15 healthy males

Dose ordered effects in measures of capsaicin induced pain

Statistically significant reductions in allodynia and hyperalgesia

Sang et al., Anesthesiology, 1998

Brush Allodynia, n=15

TIME AFTER CAPSAICIN (min)

DRUG

TIME AFTER CAPSAICIN (min)

Pinprick Hyperalgesia, n=15

2.0

1.5

1.0

0.5

0

20

40

60

A

B

100% MTD

33% MTD

0

100% MTD

33% MTD

0

LY293558 Dose

LY293558 Dose

0

20

40

60

0

3.0

2.0

1.0

0

DRUG

Tezampanel Properties

Rapid absorption

~100% bioavailability

Dose proportional Cmax and
AUC

No metabolism

Low protein binding

Renal excretion of unchanged
product

Ability to Predict SC and IV PK Comparability

Dose Proportionality of NGX424

AUC(0-inf)

y = 102.86x - 192.52

R

2

= 0.8969

0

2000

4000

6000

8000

10000

12000

14000

16000

0

20

40

60

80

100

120

Dose (mg)

Dose proportionality, single dose: 10 – 110 mg

Bridging IV and SC Administration

0

500

1000

1500

2000

0

2

4

6

8

Time (hr)

AUCs Suggest Comparable Exposure

Actual: SC (50 mg)

AUC = 5135 +/- 1392

Simulated: IV (50 mg)

AUC = 5177 +/- 1480

AUC Comparison at 50 mg, a Proposed Efficacious Dose

NGX426

Oral formulation of tezampanel

Initial indication: migraine

Follow-on indication: chronic neuropathic pain

Tezampanel and NGX426 build a strong franchise across multiple segments of the chronic pain market

IND preparation underway

NGX426, Oral Study in Dog

Rapid Conversion to Tezampanel After Oral NGX426

  n = 4 dogs  2 M, 2 F

  NGX426: Tmax = 1.00; t1/2 =1.05

  NGX424: Tmax = 2.33; t ½= 4.05

Oral administration of single dose 20 mg/kg NGX426 in beagle dogs

Tezampanel

NX426

6000

5000

4000

3000

2000

1000

0

0

5

10

15

20

Time (hr)

25

NGX424

NGX426

Tezampanel and NGX426 Franchise

Broad Commercial Opportunities

Predictable
Animal Data

    - analgesia

    - spasticity

    - epilepsy

Multiple
ROAs

        - Oral

        - SC

        - IV

        - EP

        - IT

Market Segments

Migraine

Analgesia

Neuropathic pain

Cancer pain

Chronic intractable pain

Post-operative pain

Epilepsy

Neuroprotection

Muscle spasticity/rigidity

Anesthesia

Proof of
Concept  Data

- migraine

- neuropathy

- back pain

- post-op pain

Migraine = Fast to Market Plan

Combined Alzheimer’s Disease Pipeline

Preclinical

Phase I

Phase II

Phase III

Discovery

Phenserine*
Acetylcholinesterase Inhibitor

Posiphen™*

Beta-amyloid Inhibitor

NGX267

M-1 Agonist

Alzheimer’s Disease Franchise

NGX292

M-1 Agonist

NGX555

g-Secretase Modulator

BNC (Bisnorcymserine)*

Butyrylcholinesterase Inhibitor

* Axonyx compounds

Combined Alzheimer’s Disease Franchise

Potential to Treat Broad Continuum of AD Market

Posiphen™*

NGX267

NGX292

NGX555

Disease
Modification

MCI to Mild

BNC*

Symptomatic
Improvement

Severe

Phenserine*

NGX267

NGX292

Symptomatic
Improvement

Mild to Moderate

*Axonyx compounds

In addition, NGX267 and NGX292 may have potential to treat cognitive impairment associated with schizophrenia

NGX267 Data in 3xTg-AD Mouse Model

Neuron March 2, 2006: Caccamo et al,“M1 receptors play a central role in modulating AD-like pathology in transgenic mice”

Reduction in Aß in the Cortex and Hippocampus

PBS

NGX267

6-mo old mice

Treated for 10 weeks

No gross adverse effects

Consistent effects:

- Cognitive Behavior

- Aß42

- Histopathology

P= <0.0001

P= <0.05

P= <0.05

P= <0.0001

C

F

K

J

AF267B (mg/kg)

14000

10500

7000

3500

0

0

1

3

*

*

AF267B (mg/kg)

8000

6000

4000

2000

0

0

1

3

B

E

A

D

125 µm

62.5 µm

SDS-soluble

Ab42 SDS-insoluble

AF267B (mg/kg)

Ab 40

Ab 42

PBS

1 mg/kg

3 mg/kg

7

3.5

0

300

200

100

0

0

1

3

*

NGX555

g-secretase Modulator from TPTX Discovery Program

Distinctly different from g-secretase inhibitors

Selective inhibition of Ab42 and Ab40 without change in total Ab

No inhibition of processing of other g-secretase substrates, e.g., Notch, e-
Cadherin

Lowered Ab42 in plasma and brain when administered orally in transgenic animal models

Anticipated 12-Month Milestones

Initiate Phase IIb tezampanel
study for treatment of migraine

File IND for NGX426 and start
Phase I study

Migraine,
Chronic Pain

Alzheimer’s
Disease

Program

Complete ongoing Phase I
studies with Posiphen™

Initiate Phase I study with
BNC (Bisnorcymserine)

Report data from Phase I single
dose study of NGX267 in
elderly

Begin multiple dose Phase I
study with NGX267

Axonyx

TorreyPines

Combined Company’s Investment Highlights

CNS discovery and development company with 8 product candidates

Large market opportunities in migraine, chronic pain and AD

Discovery operation with expertise in AD

Seasoned management team with proven track record in CNS

Numerous milestones over next 12 months

Strong balance sheet with a combined pro forma total of more than $80M cash at 3/31/06